UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

StockerYale, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-27372	04-2114473
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

32 Hampshire Road
Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

(603) 893-8778

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On November 6, 2006, StockerYale, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with respect to the acquisition of Photonic Products Limited. The Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date of that filing. The Company is filing this amendment to the Original Form 8-K to amend Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

Audited Financial Statements of Photonic Products Limited as of October 31, 2006 and for the fiscal year ended December 31, 2005, filed as Exhibit 99.1.

(b) Pro Forma Financial Information:

Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2006 and Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2005, filed as Exhibit 99.2.

(d) The exhibits listed in the Exhibit Index below are filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StockerYale, Inc.

Date: January 16, 2007

	By:	/s/ Marianne Molleur
Marianne Molleur
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Baker Tilly.

99.1	Audited Financial Statements of Photonic Products Limited as of October 31, 2006 and for the fiscal year ended December 31, 2005.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements as and for the nine months ended September 30, 2006 and Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2005.